Polynous Growth Fund

                        Supplement Dated November 6, 2003
                      To Prospectus Dated December 1, 2002


     The Polynous Growth Fund (the "Fund") is a diversified fund. From time to time, the Fund may hold a security that substantially increases in value, or the total net assets of the Fund may fluctuate, so that the Fund will hold larger positions in one or more securities. This may occur at a time that the Fund still qualifies as a diversified fund. To the extent the Fund holds larger positions in one or more securities, the Fund may be subject to greater price risk than if it did not hold such positions. The Fund may also be subject to substantially more investment risk and potential for volatility than a typical diversified fund.



     This supplement and the Prospectus dated December 1, 2002 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated February 14 2003, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-934-5550.